                                                                  Exhibit 10.130

                          ASSIGNMENT AND ASSUMPTION OF
                         AGREEMENT FOR PURCHASE AND SALE

     THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENT FOR PURCHASE AND SALE (this "Assignment") is made and entered into as of this 27th day of April, 2004, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, as Assignor ("Assignor"), and INLAND WESTERN CHARLESTON NORTH RIVERS, L.L.C., a Delaware limited liability company, as Assignee ("Assignee").

                                    RECITALS:

     A. Assignor previously has executed and entered into that certain Agreement for Purchase and Sale dated as of April 12, 2004, with Sembler Family Partnership #26, Ltd. (as amended, the "Agreement").

     B. Assignor desires to assign all of its right, title and interest in, to and under the Agreement to Assignee, and Assignee desires to accept such assignment and assumes all of Assignor's duties and obligations under the Agreement that arise and accrue from and after the date of this Assignment, all upon and subject to the terms and provisions of this Assignment.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual agreement of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. INCORPORATION OF RECITALS. The foregoing Recitals are, by this reference, incorporated into the body of this Assignment as if the same had been set forth in the body of this Assignment in their entirety.

     2. ASSIGNMENT. Assignor hereby assigns, conveys, transfers and sets over to Assignee all of Assignor's right, title and interest in, to and under the Agreement.

     3. ACCEPTANCE OF ASSIGNMENT AND ASSUMPTION. Assignee hereby accepts the foregoing assignment and hereby assumes, and agrees to perform, all of Assignor's duties and obligations under the Agreement that arise and accrue from and after the date of this Assignment.

     4. SEVERABILITY. If any provision of this Assignment or the application thereof to any person or circumstance is or shall be deemed illegal, invalid or unenforceable, the remaining provisions of this Assignment shall remain in full force and effect and this Assignment shall be interpreted as if such illegal, invalid or unenforceable provision did not exist.

     5. BINDING EFFECT. Each provision of this Assignment shall extend to and shall bind and inure to the benefit of Assignor and Assignee and their respective heirs, legal representatives, successors and assigns.


     6. TIME OF ESSENCE. Time is of the essence of this Assignment and each provision hereof.

     7. ENTIRE AGREEMENT. This Assignment contains the entire agreement of Assignor and Assignee with respect to subject matter hereof. No prior agreements or understandings with respect to the subject matter hereof shall be valid or of any force or effect.

     8. GOVERNING LAW. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Illinois.

     9. COUNTERPARTS. This Assignment may be executed in separate counterparts, each of which shall constitute an original copy hereof, but all of which shall constitute but one and the same agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the date and year first written above.

                                    ASSIGNOR:

                                    INLAND REAL ESTATE ACQUISITIONS, INC.,
                                    an Illinois corporation


                                    By: /s/ Steven D. Sanders
                                       -----------------------------------------
                                       Steven D. Sanders
                                       Senior Vice President

                                    ASSIGNEE:

                                    INLAND WESTERN  CHARLESTON  NORTH
                                    RIVERS, L.L.C., a Delaware limited liability company

                                    By:  INLAND WESTERN RETAIL REAL
                                         ESTATE TRUST, INC., a Maryland
                                         corporation, its sole member

                                         By: /s/ Debra A. Palmer
                                            ------------------------------------
                                                Name: Debra A. Palmer
                                                     ---------------------------
                                                      Asst Secretary